Exhibit 10.1

FIRST AMENDMENT

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement (“Amendment”) is made as of January 28, 2004, by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company, successor by conversion to Farmland National Beef Packing Company, L.P., a Delaware limited partnership (the “Borrower”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), in its capacity as Agent for the Lenders (in such capacity, the “Agent”) and as one of the Lenders, and the other financial institutions signatory hereto (together with U.S. Bank, being at least the Required Lenders).

RECITAL

This Amendment is made with respect to the Third Amended and Restated Credit Agreement made as of the 6th day of August, 2003 (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement”). Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement. The Borrower and the Lenders desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1. Section 10.5 of the Agreement, Guarantees and Other Contingent Obligations, shall be amended to read as follows:

10.5. Guarantees and Other Contingent Obligations.

The Borrower shall not guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of such Person or through the purchase of Goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such Person or otherwise, except: (a) for endorsements of negotiable Instruments for collection in the ordinary course of business; (b) interest rate hedging derivatives approved by the Required Lenders; and (c) guaranties of the indebtedness (including capitalized leases) or operating lease obligations of subsidiaries of Borrower; provided, however, (i) that the amount payable under such guaranties shall (1) in the case of guaranteed indebtedness (including capitalized lease obligations) be deemed to be “Funded Debt” for purposes of Section 9.6 of the Agreement, Financial Covenants and Ratios, and (2) in the case of guaranteed operating lease obligations, the annual amount payable shall be included in the computation of Borrower’s annual financial obligations for purposes of Section 10.12 of the Agreement, Lease Limitations, and (ii) each subsidiary for whom a guaranty is provided shall execute a reimbursement agreement in favor of Borrower with respect to any amounts that might be paid by Borrower under the guaranty, which reimbursement agreement shall be secured (on a subordinate basis, subject to the rights of the creditor to whom the guaranty is issued) by the property acquired by the subsidiary in the transaction related to the guaranty, and which reimbursement agreement shall be otherwise in form and substance reasonably acceptable to the Agent.

2. This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof. All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

3. This Amendment may be executed in several counterparts, each of which shall be construed together as one original. Facsimile signatures on this Amendment shall be considered as original signatures.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Third Amended and Restated Credit Agreement as of the day and year first herein above written.

NATIONAL BEEF PACKING COMPANY, LLC

By:	/s/ Jay D. Nielsen
Its:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Alan V. Schuler
Its:	Vice President

COBANK, ACB

By:	/s/ Jim Stutzman
Its:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:	/s/ Rebecca O. Morrow
Its:	Executive Director

By:	/s/ Robert K. Hughes
Its:	Vice President

FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA, DBA FCS COMMERCIAL FINANCE GROUP

By:	/s/ Jamey Grafing
Its:	SVP - Syndicated Finance

AGFIRST FARM CREDIT BANK

By:	/s/ Bruce B. Fortner
Its:	Vice President

AMARILLO NATIONAL BANK

By:	/s/ Leonard Herrington
Its:	Vice President

U.S. AGBANK, FCB F/K/A
FARM CREDIT BANK OF WICHITA, AS DISCLOSED AGENT

By:	/s/ Greg E. Somerhalder
Its:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Bruce P. Rouse
Its:	Vice President

{SIGNATURE PAGE TO FIRST AMENDEMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT / JANUARY 28, 2004}

FIRST NATIONAL BANK OF OMAHA

By:	/s/ Wade H. Horton
Its:	Vice President

ING CAPITAL LLC

By:	/s/ Lina Garcia
Its:	Associate

{SIGNATURE PAGE TO FIRST AMENDEMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT / JANUARY 28, 2004}

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